Exhibit 32.1

CERTIFICATIONS PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Digimarc Corporation, a Delaware corporation (the “Company”), on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission (the “Report”), Bruce Davis, Chief Executive Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ BRUCE DAVIS
Bruce Davis
Chief Executive Officer
March 13, 2006